BUSINESS UPDATE Second Quarter 2026 August 10, 2026 NASDAQ: ASTS

Forward Looking Statements This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of AST SpaceMobile to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AST SpaceMobile’s control and are difficult to predict. Factors that could cause such differences include, but are not limited to: (i) expectations regarding AST SpaceMobile’s strategies and future financial performance, including AST’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing of the launch of the Block 2 BlueBird satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and AST SpaceMobile’s ability to invest in growth initiatives; (ii) the negotiation of definitive agreements with mobile network operators relating to the SpaceMobile Service that would supersede preliminary agreements and memoranda of understanding and the ability to enter into commercial agreements with other parties or government entities; (iii) the ability of AST SpaceMobile to grow and manage growth profitably and retain its key employees and AST SpaceMobile’s responses to actions of its competitors and its ability to effectively compete; (iv) changes in applicable laws or regulations; (v) the possibility that AST SpaceMobile may be adversely affected by other economic, business, and/or competitive factors; (vi) the outcome of any legal proceedings that may be instituted against AST SpaceMobile; and (vii) other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission (SEC), including those in the Risk Factors section of AST SpaceMobile’s Form 10-K filed with the SEC on March 2, 2026. AST SpaceMobile cautions that the foregoing list of factors is not exclusive. AST SpaceMobile cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors in AST SpaceMobile’s Form 10-K filed with the SEC on March 2, 2026. AST SpaceMobile’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, AST SpaceMobile disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this press release, including Adjusted operating expenses; Adjusted cost of revenues; Adjusted engineering services costs; Adjusted general and administrative costs; and Adjusted operating expenses, excluding Adjusted cost of revenues. We believe these non-GAAP financial measures are useful measures across time in evaluating our operating performance as we use these measures to manage the business, including in preparing our annual operating budget and financial projections. These non-GAAP financial measures have no standardized meaning prescribed by U.S. GAAP, and therefore have limits in their usefulness to investors. Because of the non-standardized definitions, these measures may not be comparable to the calculation of similar measures of other companies and are presented solely to provide investors with useful information to more fully understand how management assesses performance. These measures are not, and should not be viewed as, a substitute for their most directly comparable GAAP measures. Reconciliation of non-GAAP financial measures and the most directly comparable GAAP financial measures are included in the tables accompanying this press release. Industry and Market Data This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Although AST SpaceMobile believes these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness. Trademarks and Trade Names AST SpaceMobile owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with AST SpaceMobile, or an endorsement or sponsorship by or of AST SpaceMobile. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AST SpaceMobile will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

SPACE-BASED CELLULAR BROADBAND NETWORK BUILDING THE FIRST AND ONLY

# KEY HIGHLIGHTS

AST SpaceMobile



Signed partnerships with over 60 MNO partners globally who collectively cover over 3 billion subscribers



Comprehensive spectrum strategy with shared MNO spectrum and controlled MSS spectrum targeting ~100 MHz access in the U.S. and 60+ MHz access globally on a market-by-market basis



Revenue backlog increased to approximately $1.30 billion in aggregate contracted revenue agreements with partners and contract awards with the United States Government


AST
SpaceMobile

BlueBird 17 through BlueBird 46 in various stages of production and assembly

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ADDITIONAL HIGHLIGHTS Differentiated technology platform and comprehensive spectrum strategy enables space-based cellular broadband connectivity as well as many other mission critical applications On track to achieve full year 2026 revenue guidance of $150.0 million to $200.0 million, supported by additional contract awards from the U.S. Government Total Addressable Market (TAM) continues to grow with direct-to-device market maturity and additional applications Preparation for space-based cellular broadband beta service in 2026 as AST SpaceMobile network infrastructure continues to scale Partner-first strategy positions AST SpaceMobile as the direct-to-device partner of choice for mobile network operators globally Fortified balance sheet to pursue an expanding universe of growth opportunities, continue vertical integration, and secure additional access to orbit

# TECHNOLOGY PLATFORM AND COMPREHENSIVE SPECTRUM STRATEGY ENABLES SPACE-BASED CELLULAR BROADBAND CONNECTIVITY AS WELL AS MANY OTHER MISSION CRITICAL APPLICATIONS

AST SpaceMobile

- Largest phased arrays ever placed into low Earth orbit means more power and bandwidth, with more precise beams for communications with small, unmodified smartphones, as well as facilitating additional use cases beyond consumer communications
- Block 2 satellites expected to deliver peak data rates approaching 200 Mbps with space-based cellular broadband recently demonstrated at nearly 100 Mbps on the Block 1 BlueBird
- Comprehensive spectrum strategy with shared MNO spectrum and controlled MSS spectrum targeting ~100 MHz access in the U.S. and 60+ MHz access globally on a market-by-market basis
- Proprietary ASIC with up to 10 GHz of processing bandwidth per satellite enables 10x throughput improvement relative to Block 1 satellites and up to 10x improvement in user experience unlocked through AI-enabled spectrum management
- Native cellular architecture favors MNOs and regulators using existing commercially trusted baseband ground-based hardware, with traffic remaining in-country








BLUEBIRD 13
BLUEBIRD 12
BLUEBIRD 11

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Signed partnerships with over 60 MNO partners globally who collectively cover over 3 billion subscribers New joint-venture planned by top three U.S. MNOs expected to enable space-based cellular broadband connectivity to every American Partner-first strategy positions AST SpaceMobile as the direct-to-device partner of choice for mobile network operators Potential coverage Over 60 MNO partners with over 3 billion subscribers globally Network integration and testing activities now underway across European countries with Vodafone, Orange, Telefónica, Vodafone Ukraine, and Deutsche Telekom as well as in other key markets including Canada, Japan, and Saudi Arabia, subject to final regulatory approvals

Preliminary selection of Rakuten and AST SpaceMobile joint-venture by Japan MIC for J-LEO initiative with total expected value up to approximately $1 billion in non-dilutive, non-debt government capital Mission-critical federal communications attractive for direct-to-device applications with FirstNet United States, Japan and most recently in Europe with Vodafone Ireland using dedicated emergency spectrum bands Additional applications including non-communications, USG secure comms, additional funded networks, Internet of Things (IoT), federal emergency, and AI edge compute Total Addressable Market (TAM) continues to grow with direct-to-device market maturity and additional applications Non-comms and radar Funded networks Secure gov’t comms IoT Federal emergency AI edge compute

# PREPARATION FOR SPACE-BASED CELLULAR BROADBAND BETA SERVICE IN 2026 AS AST SPACEMOBILE NETWORK INFRASTRUCTURE CONTINUES TO SCALE

AST SpaceMobile

- Beta service initiative to offer scaled non-commercial usage with strategic MNO partners in select markets globally
- Continued progress towards beta service in 2026 with initial 3,000 digital cells activated across the Continental United States from seven gateways
- Orbital launch of BlueBird 8-13 marks six spacecraft launched within 50 days, increasing network to 13 in-orbit spacecraft, with combined aperture hardware of approximately 20,000 sq ft
- BlueBirds 14, 15, and 16 are ready to ship shortly, with BlueBird 17 through BlueBird 46 in various stages of production and assembly

**NEARLY 50 GATEWAYS IN VARIOUS STAGES OF COMPLETION, INSTALLATION, AND PLANNING AHEAD OF SERVICE AHEAD OF SERVICE**


= Gateway rollout

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NEARLY 50 global gateways across five continents in various stages of completion, installation, and planning ahead of service 10

Continued to build out global gateway footprint with nearly 50 gateways in various stages of completion, installation, and planning ahead of service Second quarter revenue was $31.5 million, consistent with plans for quarterly revenue ramp during 2026 Received multiple awards from the U.S. Government with an aggregate value of over $125 million supporting multiple national-security applications On track to achieve full year 2026 revenue guidance of $150.0 million to $200.0 million, supported by additional contract awards from the U.S. Government Revenue backlog increased to approximately $1.30 billion in aggregate contracted revenue agreements with partners and contract awards with the United States Government

TEXAS, SITE 1 TEXAS, SITE 2 TEXAS, SITE 3 TEXAS, SITE 4 FLORIDA MARYLAND EDINBURGH BARCELONA GLOBAL manufacturing and operations FOOTPRINT will exceed 1 million square feet, with over 900,000 square feet in the UNITED STATES once completed

IN various STAGES OF PRODUCTION AND ASSEMBLY THROUGH BLUEBIRD 46 over 500,000 square feet of manufacturing and operations space globally 13

# ABILITY TO DEPLOY MORE MICRONS TO ORBIT, FASTER AND CHEAPER, ON LARGER ARRAYS THAN ANY SATELLITE MANUFACTURER IN HISTORY

AST SpaceMobile

| | |
|---|---|
| 200+ microns | Used to form a phased array for one Block 2 BlueBird satellite |
| 2,000+ microns | On orbit today, growing to 11,000+ microns with the successful deployment of approximately 45 satellites by early 2027 |
| ~20,000 sq ft | Combined aperture hardware in space today |
| Purpose-built | BlueBirds are designed for D2D from inception, increasing on-orbit redundancy and resilience while enabling efficient manufacturing scale |
| Largest in LEO[1] | ~2,400 sq. ft. in size enables digital beamforming across multiple different frequencies |
| End result | Enabling true space-based cellular broadband, not just basic texting |



Human
~6 feet tall
Micron
~9 sq. ft.
Car
~100 sq. ft.
Block 1 satellite
~700 sq. ft.
Block 2 satellite
~2,400 sq. ft.

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[1] Largest phased arrays ever deployed in low Earth orbit (LEO)

# COMPREHENSIVE GLOBAL SPECTRUM STRATEGY WITH SHARED MNO FREQUENCIES AND CONTROLLED MSS FREQUENCIES

AST SpaceMobile

- 1,150 MHz low and mid-band tunable MNO spectrum globally
- 45 MHz of MSS controlled mid band spectrum access in North America
- 60 MHz of AST SpaceMobile-licensed S-band spectrum priority rights globally on a market-by-market basis
- Allocated spectrum of 60+ MNO partners
- Targeting ~100 MHz access in the U.S. with MNO and controlled spectrum



AST SpaceMobile
1150MHz
LOW AND MID-BAND TUNABLE MNO SPECTRUM
45MHz
MSS CONTROLLED MID-BAND SPECTRUM ACCESS IN NORTH AMERICA
60MHz
S-BAND SPECTRUM OUTSIDE NORTH AMERICA
Connected to AST

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Note: Plans for expected satellite(s) ready to ship as of August 10, 2026. The timing of shipment of the Block 2 BlueBird satellites are contingent on a number of factors including satisfactory and timely completion of the assembly and testing of the Block 2 BlueBird satellites, regulatory approvals for the shipment, many of which are beyond our control. target of approximately 45 satellites in orbit in early 2027

$M Non-GAAP. See appendix for a reconciliation. Adjusted operating expenses is equal to total operating expense adjusted to exclude depreciation and amortization, loss on involuntary conversion, and stock based-compensation expense. Depreciation and amortization for the three months ended June 30, 2026 and March 31, 2026 was $20.7 million and $17.6 million, respectively. Loss on involuntary conversion was $125.9 million and $0.0 million for three months ended June 30, 2026 and March 31, 2026, respectively. Stock-based compensation for the three months ended June 30, 2026 and March 31, 2026 consisted of $30.1 million and $39.2 million of engineering services costs, $33.0 million and $15.9 million of general and administrative costs, and $0.4 million and $0.3 million of cost of revenues, respectively. Non-GAAP. See appendix for a reconciliation. Adjusted operating expenses, excluding Adjusted cost of revenues is equal to total operating expense adjusted to exclude depreciation and amortization expense, loss on involuntary conversion, stock based-compensation expense, and Adjusted cost of revenues. Adjusted operating expenses in Q2 2026 and Q1 2026 included cost of revenue related to our products and services revenue during the quarter. If you further adjust for these costs, our Adjusted operating expenses, excluding Adjusted cost of revenues were closer to $95.9 million during Q2 2026 and $79.8 million during Q1 2026, respectively. Gross property and equipment as of June 30, 2026, December 31, 2025, and June 30, 2025 was approximately $2,278.9 million, $1,572.5 million, and $906.9 million, respectively. Accumulated depreciation and amortization as of June 30, 2026, December 31, 2025, and June 30, 2025 was approximately $211.9 million, $173.7 million, and $145.3 million, respectively. Capital expenditures adds back decrease in gross balance due to BB7 write off. Cash Position as of June 30, 2026 and March 31, 2026 includes $434.6 million and $429.3 million of restricted cash, respectively. Over $3.7 billion in cash, cash equivalents, and restricted cash, pro forma for convertible notes offering (as of June 30, 2026) Adj. Operating Expenses1 Capital Expenditures3 Liquidity4 $M $B $79.82 $95.92 $11.3 OPERATING AND CAPITAL METRICS Over $3.7 5

RECONCILIATION TO NON-GAAP MEASURES Adj. operating expenses - 3 months ended Stock-based compensation for the three months ended June 30, 2026, March 31, 2026, and June 30, 2025 consisted of $30.1 million, $39.2 million, and $3.3 million of engineering services costs, $33.0 million, $15.9 million, and $7.2 million of general and administrative costs, and $0.4 million, $0.3 million, and $0.0 million of cost of revenues, respectively. Adjusted cost of revenues is equal to cost of revenues adjusted to exclude stock based-compensation expense. Stock-based compensation for the six months ended June 30, 2026 and 2025, respectively, consisted of $69.3 million and $7.4 million of engineering services costs and $48.8 million and $11.0 million of general and administrative costs, and $0.7 million and $0.0 million of cost of revenues, respectively. ($ in thousands)  Jun 30, ‘26 Mar 31, ‘26 Jun 30, ‘25 Cost of revenues (exclusive of items shown below) 23,567 11,649 - Engineering services costs 87,286 84,097 28,598 General and administrative costs 63,901 43,657 27,242 Research and development costs 7,768 7,129 6,393 Depreciation and amortization 20,664 17,615 11,720 Loss on involuntary conversion 125,911 - - Total operating expenses 329,097 164,147 73,953 Less: Depreciation and amortization (20,664) (17,615) (11,720) Less: Stock-based compensation expense 1 (63,467) (55,353) (10,525) Less: Loss on involuntary conversion (125,911) - - Total adj. operating expenses 119,055 91,179 51,708 Less: Adjusted cost of revenues2 (23,173) (11,383) - Total adj. operating expenses, excluding Adjusted cost of revenues 95,882 79,796 51,708 Adj. operating expenses - 6 months ended ($ in thousands)  Jun 30, ‘26 Jun 30, ‘25 Cost of revenues (exclusive of items shown below) 35,216 - Engineering services costs 171,384 55,802 General and administrative costs 107,558 45,626 Research and development costs 14,896 13,528 Depreciation and amortization 38,279 22,678 Loss on involuntary conversion 125,911 - Total operating expenses 493,244 137,634 Less: Depreciation and amortization (38,279) (22,678) Less: Stock-based compensation expense 3 (118,820) (18,351) Less: Loss on involuntary conversion (125,911) - Total adj. operating expenses 210,234 96,605 Less: Adjusted cost of revenues2 (34,556) - Total adj. operating expenses, excluding Adjusted cost of revenues 175,678 96,605